Shareholders Equity	12 Months Ended
Dec. 31, 2024
Shareholders Equity [Abstract]
SHAREHOLDERS EQUITY

NOTE 13 - SHAREHOLDERS EQUITY:

a.	Ordinary Shares confer to holders the right to receive notice to participate and vote in the general meetings of the Company, to appoint directors and the right to receive dividends if declared.

b.

Warrants: as a result of the Merger Agreement Closing described in note 1(a), and upon consummation of other transactions contemplated by the Merger Agreement Closing (the “Transactions”), PTK became a wholly owned subsidiary of the Company, and each of the PTK Warrants (otal of 18,160,000 warrants (composed of 11,500,000 Public Warrants

(“Public Warrants”) and 6,660,000 Private Warrants (“Private Warrants”), automatically became a Company Warrant and all rights with respect to the PTK common stock underlying the PTK Warrants were automatically converted into rights with respect to Company Ordinary Shares and thereupon assumed by the Company.

Public Warrants: Each of the 11,500,000 public warrants entitles its holder to purchase one half (1/2) Valens Ordinary Share (i.e. exercisable in total to 5,750,000 Ordinary Shares), at a price of $11.50 per one share, at any time commencing on the Merger Closing Date. Under certain conditions, Valens may call the outstanding public warrants for redemption, in whole and not in part, at a price of $0.01 per warrant, but only if: (i) the reported last sale price of the Valens ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-day trading period; and (ii) there is a current registration statement in effect covering the Valens ordinary shares underlying such warrants. If Valens calls the warrants for redemption as described above, Valens will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis”.

The exercise price and number of Valens Ordinary Shares issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or a recapitalization, reorganization, merger or consolidation. The warrants will expire on September 29, 2026.

Private Warrants: Each of the 6,660,000 Private Warrants convertible into 3,330,000 Ordinary Shares of the Company, will not be redeemable by The Company, regardless of the holder’s identity. The holders have the option to exercise the Private Warrants on a cashless basis at any time into Valens ordinary shares. Except as described above, the Private Warrants have terms and provisions that are identical to those of the Public Warrants, including as to exercise price, exercisability and exercise period.

Both the Public Warrants and Private Warrants, are publicly-traded as of the Merger Closing Date.

c.	On December 27, 2024 the Company initiated a share repurchase program (the – “Buyback”), at an aggregate amount of up to $10 million. As of December 31, 2024, the Company has repurchased in the open market a total of 625,682 shares at a total consideration of $1.6 million, of which $0.6 million were paid during January 2025 and accrued for on December 31, 2024